                    WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT


          THIS WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT (the "WAIVER AND AMENDMENT"), dated as of September 30, 1997, is entered into by and among WESTERN STAFF SERVICES (USA), INC. (the "BORROWER"), WESTERN MEDICAL SERVICES, INC. ("WMS"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "AGENT"), and the several financial institutions party to the Credit Agreement (collectively, the "BANKS").

                                       RECITALS

          A. The Borrower, WMS, Banks, and Agent are parties to a Credit Agreement dated as of February 21, 1996, and amendments thereto dated as of June 9, 1996, September 30, 1996, March 31, 1997, and August 22, 1997 (collectively, the "CREDIT AGREEMENT") pursuant to which the Agent and the Banks have extended certain credit facilities to the Borrower and WMS.

          B. The Borrower and WMS have reported to the Agent and the Banks the existence of a certain event of default under the Credit Agreement. The Borrower and WMS have requested that the Banks waive that certain event of default and agree to certain amendments of the Credit Agreement.

          C. The Banks are willing to waive a certain default under the Credit Agreement and to amend the Credit Agreement, subject to the terms and conditions of this Waiver and Amendment.

                                      AGREEMENT

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

          2.   DEFAULT AND WAIVER.

          (a) For purposes of this Waiver and Amendment, the "EXISTING DEFAULT" shall mean the default existing on this date under Section 8.02 of the Credit Agreement solely as a consequence of the sale by the Borrower of its operating division known as Western Photo Service.

          (b) Subject to and upon the terms and conditions hereof, the Banks hereby waive the Existing Default.

          (c) Nothing contained herein shall be deemed a waiver of (or otherwise affect the Agent's or the Banks' ability to enforce) any other default or Event of Default, including without limitation (i) any default or Event of Default as may now or hereafter exist and arise from or otherwise be related to the Existing Default (including without limitation any cross-default arising under the Credit Agreement by virtue of any matters resulting from the Existing Default), and (ii) any default or Event of Default arising at any time after the Effective Date and which is the same as the Existing Default.

          3.   AMENDMENTS TO CREDIT AGREEMENT.

          (a) The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement is hereby amended to read as follows in its entirety:

          "APPLICABLE MARGIN" means

              (i) with respect to Revolving Loans which are represented by Base Rate Loans, zero percent (0)%;

              (ii) with respect to Term Loans which are represented by Base Rate Loans, zero percent (0)%;

              (iii) with respect to Revolving Loans which are represented by Offshore Rate Loans, one percent (1%);

              (iv) with respect to Term Loans which are represented by Offshore Rate Loans, one and three-quarters percent (1-3/4%) (as the same may be adjusted pursuant to the provisions of subsection 2.09(b)); and

              (v) with respect to L/C Advances which are represented by Base Rate Loans, two percent (2%).

          (b) The definition of "Term Maturity Date" in Section 1.01 of the Credit Agreement is hereby amended by substituting the date "March 31, 2004" for the date "September 30, 2003."

          (c) Subsection 2.01(a) of the Credit Agreement is hereby amended by substituting the date "March 31, 1998" for the date "September 30, 1997."

          (d) Subsections 2.07(b) and 2.07(c) of the Credit Agreement are hereby amended by substituting the date "March 31, 1998" for the date "September 30, 1997" in each place where the latter date appears therein.

          (e) Subsection 2.08(a) of the Credit Agreement is hereby amended by substituting the date "March 31, 1998" for the date "September 30, 1997" and the date "April 30, 1998" for the date "October 31, 1997."

          (f) Subsection 7.11(b) of the Credit Agreement is hereby amended to read as follows in its entirety:

               (b) Term Loans shall be used to finance Acquisitions in compliance with the provisions of Section 8.11 (including the refinance of the cash portion of Non-Stock Consideration paid for Acquisitions made after September 15, 1995), to repay Acquisition Financing (including Acquisition Financing existing on the Closing
          Date), and to repay the principal balance of the term loan outstanding under the Existing Credit Agreement;

          (g) Subsection 8.11(h) of the Credit Agreement is hereby amended to read as follows in its entirety:

               (h) Immediately prior to, and immediately after, the consummation of the Acquisition, no Default or Event of Default shall have occurred and be continuing and the Borrower shall be in compliance with the financial covenants set forth in Sections
          8.13 - 8.18. If the aggregate Non-Stock Consideration and Stock Consideration paid for any single Acquisition exceeds Ten Million Dollars ($10,000,000), the Borrower shall provide each Bank, upon consummation of the Acquisition, a Compliance Certificate, duly completed and signed.

          (h) Section 8.18 of the Credit Agreement is hereby amended to read as follows in its entirety:

               8.18 PROFITABILITY. The Borrower on a consolidated basis with the Parent shall maintain Consolidated Net Income of not less than zero on a cumulative basis as of the end of the first, second and third quarters of each fiscal year, not less than Eight Million Dollars ($8,000,000) for the 1997 fiscal year, and not less than Nine Million Dollars ($9,000,000) for each fiscal year thereafter. "CONSOLIDATED NET INCOME" means, as determined on the last day of any fiscal quarter, net after-tax income of Borrower on a consolidated basis with the Parent and its consolidated Subsidiaries determined and computed in accordance with GAAP, excluding, however, gain(s) attributable to extraordinary items and including, however, loss(es) attributable to extraordinary items.

          (i) Section 8.13 of the Credit Agreement is amended to read as follows in its entirety:

               8.13 CAPITAL EXPENDITURES.  The Borrower or the

     Parent and its consolidated Subsidiaries shall not make or commit to make Capital Expenditures in excess of an aggregate of Seven Million Dollars ($7,000,000) in the 1997 and 1998 fiscal years and Five Million Dollars ($5,000,000) in each fiscal year thereafter. For purposes of computing compliance with this section, (a) the unused portion of permitted Capital Expenditures shall not be carried forward from one fiscal year to a succeeding fiscal year, and (b) fixed or capital assets acquired through Acquisitions completed on or before March 31, 1998, shall not be included in the foregoing limitations.

     4. REPRESENTATIONS AND WARRANTIES. The Borrower and WMS each hereby represents and warrants to the Agent and the Banks as follows:

          (a) Other than the Existing Default, no Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower and WMS of this Waiver and Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Waiver and Amendment constitutes the legal, valid and binding obligations of the Borrower and WMS, enforceable against each of them in accordance with its respective terms, without defense, counterclaim or offset.

          (c) Subject to the Existing Default, all representations and warranties of the Borrower and WMS contained in the Credit Agreement are true and correct.

          (d) Each of the Borrower and WMS is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     5. EFFECTIVE DATE. This Waiver and Amendment will become effective as of September 30, 1997 (the "EFFECTIVE DATE"), PROVIDED that each of the following conditions precedent is satisfied:

          (a) The Agent has received from the Borrower, WMS, and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Waiver and Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto (the "GUARANTOR CONSENT"); and

          (b)  The Agent has received from Alternative

     Billing Services, Inc. ("ABS"), a copy of the resolutions of the board of directors of ABS authorizing the present corporate officers of ABS to execute, deliver, and perform the Guarantor Consent and all other Loan Documents related thereto, certified by the Secretary or an Assistant Secretary of ABS, together with a certificate of the Secretary or Assistant Secretary of ABS certifying the names and true signatures of the officers of ABS authorized to execute, deliver, and perform the Guarantor Consent and all other Loan Documents related thereto.

     6. RESERVATION OF RIGHTS. The Borrower and WMS each acknowledges and agrees that neither the Agent's nor the Banks' forbearance in exercising their rights and remedies in connection with the Existing Default, nor the execution and delivery by the Agent and the Banks of this Waiver and Amendment, shall be deemed (i) to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar waivers under the same or similar circumstances in the future, or (ii) to waive, relinquish or impair any right of the Agent or the Banks to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to the Existing Default.

     7.   MISCELLANEOUS.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Waiver and Amendment.
     This Waiver and Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver and Amendment.

          (c) This Waiver and Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower or WMS shall bind such Bank or the Borrower or WMS, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Waiver and Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Waiver and Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

          (f) If any term or provision of this Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver and Amendment or the Credit Agreement, respectively.

          (g) The Borrower and WMS each covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Waiver and Amendment and the administration of the Existing Default, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Waiver and Amendment as of the date first above written.



                                        WESTERN STAFF SERVICES (USA),
                                        INC.

                                        By /s/ Paul A. Norberg
                                           -----------------------------------
                                           Paul A. Norberg
                                           Executive Vice President
                                           Chief Financial Officer


                                        By /s/ Michael W. Ehresman
                                           -----------------------------------
                                           Michael W. Ehresman
                                           Vice President and Treasurer

                                        WESTERN MEDICAL SERVICES, INC.


                                        By /s/ Cynthia L. Sloneker
                                           -----------------------------------
                                           Cynthia L. Sloneker
                                           Vice President and
                                           Controller


                                        By /s/ Sherry W. Clark
                                           -----------------------------------
                                           Sherry W. Clark
                                           Secretary


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as
                                        Agent


                                        By /s/ Leandro Balidoy
                                           -----------------------------------
                                           Leandro Balidoy
                                           Vice President


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as a
                                        Bank and as Issuing Bank


                                        By /s/ Lori Mazzera
                                           -----------------------------------
                                           Lori Mazzera
                                           Vice President


                                        SANWA BANK CALIFORNIA, as a
                                        Bank and as Co-Agent


                                        By /s/ David J. Neagle
                                           -----------------------------------
                                           David J. Neagle
                                           Vice President


                                        COMERICA BANK-CALIFORNIA, as a
                                        Bank


                                        By /s/ Scott T. Smith
                                           -----------------------------------
                                           Scott T. Smith
                                           Vice President

                               GUARANTOR ACKNOWLEDGMENT
                                     AND CONSENT
                               ------------------------


     The undersigned, each a guarantor or third party pledgor with respect to the Borrower's and WMS's obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by the Borrower and WMS of the foregoing Waiver and Fifth Amendment to Credit Agreement (the "WAIVER AND AMENDMENT"), and (ii) reaffirms and agrees that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Waiver and Amendment.)

                                        WESTERN STAFF SERVICES, INC.


Dated: as of September 30, 1997         By /s/ Paul A. Norberg
                                           -----------------------------------
                                           Paul A. Norberg
                                           Executive Vice President
                                           and Chief Financial Officer


                                        By /s/ Michael W. Ehresman
                                           -----------------------------------
                                           Michael W. Ehresman
                                           Vice President and Treasurer


                                        WESTERN STAFF SERVICES (NY), INC.

Dated: as of September 30, 1997         By /s/ Paul A. Norberg
                                           -----------------------------------
                                           Paul A. Norberg
                                           Executive Vice President and
                                           Chief Financial Officer

                                        By /s/ Michael W. Ehresman
                                           -----------------------------------
                                           Michael W. Ehresman
                                           Vice President and Treasurer

                                        WESTERN TECHNICAL SERVICES, INC.


Dated: as of September 30, 1997         By /s/ Paul A. Norberg
                                           -----------------------------------
                                           Paul A. Norberg
                                           Executive Vice President and
                                           Chief Financial Officer

                                        By /s/ Michael W. Ehresman
                                           -----------------------------------
                                           Michael W. Ehresman
                                           Vice President and Treasurer


                                        MEDIAWORLD INTERNATIONAL


Dated: as of September 30, 1997         By /s/ Paul A. Norberg
                                           -----------------------------------
                                           Paul A. Norberg
                                           Executive Vice President and
                                           Chief Financial Officer

                                        By /s/ Michael W. Ehresman
                                           -----------------------------------
                                           Michael W. Ehresman
                                           Vice President and Treasurer


                                        WESTERN PERMANENT SERVICES
                                        AGENCY, INC.


Dated: as of September 30, 1997         By /s/ Paul A. Norberg
                                           -----------------------------------
                                           Paul A. Norberg
                                           Executive Vice President and
                                           Chief Financial Officer

                                        By /s/ Michael W. Ehresman
                                           -----------------------------------
                                           Michael W. Ehresman
                                           Vice President and Treasurer

                                        WESTERN STAFF SERVICES (GUAM),
                                        INC.


Dated: as of September 30, 1997         By /s/ Paul A. Norberg
                                           -----------------------------------
                                           Paul A. Norberg
                                           Executive Vice President and
                                           Chief Financial Officer

                                        By /s/ Michael W. Ehresman
                                           -----------------------------------
                                           Michael W. Ehresman
                                           Vice President and Treasurer


                                        ALTERNATIVE BILLING SERVICES,
                                        INC.


Dated: as of September 30, 1997         By /s/ Cynthia L. Sloneker
                                           -----------------------------------
                                           Cynthia L. Sloneker
                                           Vice President and
                                           Controller

                                        By /s/ Sherry W. Clark
                                           -----------------------------------
                                           Sherry W. Clark
                                           Secretary